Dreyfus
Connecticut
Municipal Money Market Fund, Inc.

SEMIANNUAL REPORT March 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                            Dreyfus Connecticut

                                              Municipal Money Market Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Connecticut Municipal Money Market Fund, Inc., covering the six-month period from October 1, 1999 through March 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

When the reporting period began, international and domestic economies were growing faster than most analysts expected, giving rise to concerns that long-dormant inflationary pressures might re-emerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market, while
highly    volatile,    continued    to    climb.

Because unsustainable economic growth may trigger unwanted inflationary pressures, the Federal Reserve Board raised key short-term interest rates twice more during the reporting period. In total, the Federal Reserve Board has raised short-term interest rates by 125 basis points since late June 1999. While these economic influences adversely affected longer term municipal bonds, they
positively    influenced    tax-exempt    money    market    yields.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Connecticut Municipal Money Market Fund, Inc.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
April 12, 2000




DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus Connecticut Municipal Money Market Fund, Inc. perform during the period?

For the six-month period ended March 31, 2000, the fund produced an annualized tax-exempt yield of 2.84%. Taking into account the effects of compounding, the fund provided an annualized effective yield of 2.87%.(1) We attribute the fund's performance to higher short-term interest rates implemented by the Federal Reserve Board, which helped enhance tax-exempt money market yields. On the other hand, the effects of higher interest rates were partially offset by a declining supply of newly issued short-term tax-exempt securities amid high investor demand.

What is the fund's investment approach?

The fund' s objective is to seek a high level of federal and Connecticut state tax-exempt income while maintaining a stable $1.00 share price. We are especially vigilant in our efforts to preserve capital.

In pursuing this objective, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high quality, tax-exempt money market instruments from Connecticut-exempt issuers. Second, we actively manage the portfolio's average maturity in anticipation of interest-rate trends and supply-and-demand changes in Connecticut's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the portfolio, which would enable us to purchase new securities with higher yields. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which will lengthen the portfolio' s average maturity. If we anticipate limited new-issue supply, we may extend the portfolio's average maturity to maintain current yields for as long as practi

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

cal.  At  other  times, we try to maintain an average maturity that reflects our
view   of   short-term   interest-rate   trends   and  future  supply-and-demand
considerations.

What other factors influenced the fund's performance?

The portfolio was primarily influenced by robust U.S. economic growth, rising interest rates and a declining supply of newly issued securities throughout the
six-month    reporting    period.

By the time the reporting period began on October 1, 1999, it was clear that economic growth in the United States and overseas was stronger than many analysts had expected. In the U.S., consumer confidence had reached a 30-year high, oil prices had bounced back from the previous year's lows, and employment was strong, with hourly wages rising. These economic forces raised concerns among fixed-income investors that long-dormant inflationary pressures might re-emerge. In response, the Federal Reserve Board had already increased short-term interest rates twice in June and August, before the start of the six-month reporting period. The Fed then implemented three additional rate hikes in November, February and March -- during the reporting period -- for a total increase of 125 basis points since last summer.

Although these interest-rate increases caused short-term tax-exempt yields to rise throughout the reporting period, tax-exempt money market yields did not rise as much as comparable taxable yields. That's because Connecticut and many of its municipalities enjoyed higher tax revenues during this period of economic prosperity. As a result, many municipalities had less need to borrow to satisfy their short-term obligations, resulting in a reduced supply of securities.

What is the fund's current strategy?

We have continued to manage the portfolio' s weighted average maturity and portfolio mix according to our interest-rate and supply-and-demand expectations.


Throughout most of the reporting period, we maintained a weighted average maturity that was longer than neutral. This position was designed to maintain competitive yields amid a declining supply of newly issued securities. We further extended our average maturity in December to take advantage of Y2K-related technical factors.

Our security selection strategy has continued to focus on very high quality, liquid money market instruments from an array of Connecticut-exempt issuers. Some of the most frequently used instruments included Variable Rate Demand Notes (VRDNs) , which feature adjustable yields, short maturities, and afford the portfolio a high degree of liquidity and credit quality. Toward the end of the reporting period, we reduced our holdings of VRDNs to approximately 47% of the portfolio, redeploying some funds to tax-exempt fixed-rate notes and commercial paper. Of course, portfolio composition will change over time.

April 12, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CONNECTICUT RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

March 31, 2000 (Unaudited)

                                                                                             Principal
TAX EXEMPT INVESTMENTS--99.9%                                                               Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT--99.0%

Ansonia 4.25%, 10/15/2000 (Insured; FGIC)                                                      100,000                   100,024

Town of Berlin, BAN 3.75%, 6/15/2000                                                         3,165,000                 3,169,401

Cheshire, Refunding (Lot A) 4.50%, 8/1/2000                                                    100,000                   100,079

State of Connecticut:

   5%, Series C, 8/1/2000                                                                     1,250,000                1,253,761

   5.50%, Series B, 10/1/2000                                                                   700,000                  704,845

   4%, Series C, 10/15/2000                                                                   1,575,000                1,576,037

   4%, Series B, 11/1/2000                                                                    4,925,000                4,930,427

   5.85%, Series C, 11/15/2000                                                                  360,000                  363,479

   Special Tax Obligation Revenue;
      (Transportation Infrastructure):

         5.10%, Series A, 6/1/2000 (Insured; FGIC)                                            1,050,000                1,051,772

         4.40%, Series B, 10/1/2000 (Insured; FGIC)                                             100,000                  100,069

         5.50%, Series B, 10/1/2000 (Insured; FGIC)                                             100,000                  100,608

         Refunding:

            5.50%, Series C, 10/1/2000 (Insured; FGIC)                                          100,000                  100,417

            4%, Series B, 11/1/2000 (Insured; FSA)                                              950,000                  950,800

      VRDN 3.85%, Series 1 (LOC; Commerzbank)                                                 9,025,000  (a)           9,025,000

Connecticut Clean Water Fund, Revenue:

   6.60%, 1/1/2001                                                                            1,000,000                1,017,014

   5%, 3/1/2001                                                                                 500,000                  503,753

Connecticut Development Authority:

  Industrial Revenue, CP (New England Power Co.):

      3.70%, 5/8/2000 (LOC; New England Power Co.)                                            5,000,000                5,000,000

      3.80%, 5/8/2000 (LOC; New England Power Co.)                                            2,000,000                2,000,000

   VRDN:

      Health Care Revenue
         (Corporation for Independent Living Project)

         3.75% (LOC; Chase Manhattan Bank)                                                    7,000,000  (a)           7,000,000

      IDR:

         Refunding (Capitol District Energy)
            3.90% (LOC; Fleet National Bank)                                                  3,900,000  (a)           3,900,000

         (Shw Inc. Project) 3.90% (LOC; Deutsche Bank)                                          100,000  (a)             100,000

      Industrial Revenue 3.90% (Energy Network Sina Project)

         (LOC; Fleet National Bank)                                                           2,200,000  (a)           2,200,000

      PCR 3.65%, Series A
         (Connecticut Light and Power Co. Project)

         (Insured; AMBAC and Liquidity Facility; Societe Generale)                            8,000,000  (a)           8,000,000

      Revenue:

         (Conco Medical Center Project)
            3.80% (LOC; Bayerische Veriensbank)                                               1,700,000  (a)           1,700,000

         (Solid Waste Project--Rand/Whitney)
            3.35% (LOC; Bank of Montreal)                                                     5,500,000  (a)           5,500,000


                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut Health and Educational Facilities Authority,
  Revenue:

      (Choate Rosemary Hall) 5.65%, Series A, 7/1/2000
         (Insured; MBIA)                                                                        150,000                  150,456

      CP (Yale University):

         3.65%, Series S, 5/16/2000 (LOC; Yale University)                                    1,500,000                1,500,000

         3.65%, Series S, 5/18/2000 (LOC; Yale University)                                    5,090,000                5,090,000

         3.75%, Series L, 5/18/2000 (LOC; Yale University)                                    3,300,000                3,300,000

         3.90%, Series L, 6/15/2000 (LOC; Yale University)                                    7,500,000                7,500,000

   Refunding:

      (Eastern Connecticut Health Network)

         5%, Series A, 7/1/2000 (Insured; Asset Guaranty)                                     1,000,000                1,001,770

      (Fairfield University) 4.05%, Series G, 7/1/2000
         (Insured; MBIA)                                                                        150,000                  149,894

      (Waterbury Hospital Issue)

         4.25%, Series C, 7/1/2000 (Insured; Asset Guaranty)                                    685,000                  685,223

   VRDN:

      (Ascension Health Credit) 3.70%, Series B
         (LOC; Ascension Health Credit)                                                       6,100,000  (a)           6,100,000

      (Charlotte Hungerford) 3.55%, Series C
         (LOC; Fleet National Bank)                                                           1,600,000  (a)           1,600,000

      (Community Renewal Team) 3.60%, Series A
         (LOC; Fleet National Bank)                                                           2,165,000  (a)           2,165,000

      (Covenant Retirement) 3.65%, Series A
         (LOC; Lasalle National Bank)                                                         3,400,000  (a)           3,400,000

      (Ethel Walker School Issue) 3.60% (LOC; Allied Irish Banks)                             4,250,000  (a)           4,250,000

      (Gaylord Hospital Issue) 3.70%, Series A
         (LOC; Bank of Boston Corp.)                                                          6,420,000  (a)           6,420,000

      (Hospital of Saint Rafael) 3.30%, Series J
         (LOC; Kredietbank)                                                                   4,600,000  (a)           4,600,000

      (Stamford Hospital) 3.30%, Series H
         (Insured; MBIA and Liquidity Facility;

         Chase Manhattan Bank)                                                                7,100,000  (a)           7,100,000

      (Summerwood University Park) 3.30%, Series A
         (LOC; Lasalle National Bank)                                                         1,900,000  (a)           1,900,000

      (Yale University) 3.65%, Series U (LOC; Yale University)                               17,000,000  (a)          17,000,000

   (Yale--New Haven Hospital Issue)

      7.10%, Series F, 7/1/2000
      (Escrowed in; U.S. Treasury Securities)                                                 1,000,000                1,027,400

Connecticut Housing Finance Authority
   (Housing Mortgage Finance Program):

      5.10%, Series A, 5/15/2000                                                                750,000                  750,687

      3.90%, Series C-2, 9/5/2000                                                             3,800,000                3,800,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited)(CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut Housing Finance Authority
  (Housing Mortgage Finance Program) (continued):

      CP 3.75%, Series D, 4/11/2000
         (Liquidity Facility; Morgan Guaranty Trust Co.)                                      4,665,000                4,665,000

      VRDN 3.80%, Series G
         (Insured; AMBAC and Liquidity Facility;

         Morgan Guaranty Trust Co.)                                                           4,265,000  (a)           4,265,000

Connecticut Special Assessment Second Injury Fund,
   Revenue, CP:

      3.65%, 5/25/2000 (LOC: Credit Agricole--Indosuez

         and Credit Commerciale de Belgique)                                                  6,900,000                6,900,000

      3.70%, 5/25/2000 (LOC: Credit Agricole--Indosuez

         and Credit Commerciale de Belgique)                                                  8,000,000                8,000,000

Connecticut Special Assessment Unemployment
   Compensation Advance Fund,

   Revenue (Connecticut Unemployment):

      5.50%, Series A, 5/15/2000 (Insured; AMBAC)                                             4,040,000                4,047,518

      3.38%, Series C, 7/1/2000
         (Insured; FGIC and Liquidity Facility; FGIC)                                         7,000,000                7,000,000

      5.50%, Series A, 11/15/2000 (Insured; AMBAC)                                            5,750,000                5,801,349

East Haven, BAN 4.25%, 12/14/2000                                                             5,800,000                5,813,681

Fairfield:

   BAN (Lot A) 3.75%, 6/23/2000                                                               4,452,000                4,457,573

   Sewer Assessment (Lot B) 3.75%, 6/23/2000                                                  1,000,000                1,001,142

New Britain:

   BAN 3.15%, 4/12/2000                                                                       8,000,000                8,000,301

   VRDN 3.60% (Insured; AMBAC and Liquidity Facility;
      Bank of Nova Scotia)                                                                    4,000,000  (a)           4,000,000

New Fairfield 4.60%, 3/15/2001 (Insured; MBIA)                                                  500,000                  501,843

New Haven:

   6.90%, 9/15/2000 (Insured; MBIA)                                                             500,000                  506,319

   BAN 4%, 7/12/2000                                                                          4,000,000                4,005,598

New London 5%, 10/1/2000 (Insured; MBIA)                                                        100,000                  100,361

Newington 6.70%, 4/1/2001                                                                       400,000                  409,536

South Central Regional Water Authority,
   Water System Revenue

   5.10%, 11th Series, 8/1/2000 (Insured; FGIC)                                                 100,000                  100,224

Southeastern Water Authority,
   Working Capital and Organizational Fund

   4.22%, 3/15/2001                                                                             748,000                  748,479

Thompson 6.70%, 8/15/2000 (Insured; MBIA)                                                       575,000                  580,485

Waterbury, Refunding 4.70%, 4/15/2000 (Insured; FGIC)                                           100,000                  100,009


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED--.9%

Commonwealth of Northern Mariana Islands
  (Public School System Project)

   4%, Series A, 10/1/2000 (Insured; FSA)                                                     1,000,000               1,000,014

Puerto Rico:

   Commonwealth 5%, 7/1/2000 (Insured; AMBAC)                                                   200,000                 200,479

   Electric Power Authority, Power Revenue:

      5.20%, 7/1/2000 (Insured; FSA)                                                            100,000                 100,152

      6%, 7/1/2000 (Insured; MBIA)                                                              350,000                 351,559

   Municipal Finance Agency 5.10%,
      Series A, 7/1/2000 (Insured; FSA)                                                         100,000                 100,195

Virgin Isalnds Public Finance Authority, Revenue

   7.30%, Series A, 10/1/2000 (Escrowed in;
      U.S. Government Securities)                                                               205,000                 210,095
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $212,904,818)                                                             99.9%             212,904,828

CASH AND RECEIVABLES (NET)                                                                          .1%                 180,631

NET ASSETS                                                                                       100.0%             213,085,459

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited)(CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond

                             Assurance Corporation

BAN                       Bond Anticipation Notes

CP                        Commercial Paper

FGIC                      Financial Guaranty

                             Insurance Company

FSA                       Financial Security Assurance

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

MBIA                      Municipal Bond

                             Investors Assurance

                             Insurance Corporation

PCR                       Pollution Control Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 81.1

AAA/AA (b)                       AAA/AA (b)                      AAA/AA (b)                                       14.5

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     4.4

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE-SUBJECT TO PERIODIC
     CHANGE.

(B)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

March 31, 2000 (Unaudited)

                                                             Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           212,904,818   212,904,828

Interest receivable                                                   1,819,737

                                                                    214,724,565
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            64,176

Cash overdraft due to Custodian                                       1,143,831

Payable for investment securities purchased                             410,280

Accrued expenses and other liabilities                                   20,819

                                                                      1,639,106
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      213,085,459
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     213,123,260

Accumulated net realized gain (loss) on investments                    (37,811)

Accumulated gross unrealized appreciation of investments                    10
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      213,085,459
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(1 billion shares of $.001 par value Common Stock authorized)       213,123,260

NET ASSET VALUE, offering and redemption price per share ($)              1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,274,984

EXPENSES:

Management fee--Note 2(a)                                              468,008

Shareholder servicing costs--Note 2(b)                                 115,185

Professional fees                                                       30,517

Custodian fees                                                          10,393

Prospectus and shareholders' reports                                     9,898

Registration fees                                                        4,407

Directors' fees and expenses--Note 2(c)                                  4,098

Miscellaneous                                                            4,517

TOTAL EXPENSES                                                         647,023

Less--reduction in management fee due to
  undertaking--Note 2(a)                                              (38,012)

NET EXPENSES                                                           609,011

INVESTMENT INCOME--NET                                               2,665,973
--------------------------------------------------------------------------------

NET UNREALIZED APPRECIATION ON INVESTMENTS ($)                              10

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,665,983

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                          March 31, 2000          Year Ended
                                              (Unaudited)  September 30, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,665,973           4,499,125

Net realized gain (loss) from investments             --              (3,380)

Net unrealized appreciation
   (depreciation) of investments                      10                  --

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,665,983          4,495,745
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (2,665,973)         (4,499,125)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 PER SHARE):

Net proceeds from shares sold                 183,669,299        257,745,468

Dividends reinvested                            2,532,934          4,336,552

Cost of shares redeemed                     (147,716,792)        (270,556,983)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            38,485,441          (8,474,963)

TOTAL INCREASE (DECREASE) IN NET ASSETS       38,485,451          (8,478,343)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           174,600,008         183,078,351

END OF PERIOD                                 213,085,459         174,600,008

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                            March 31, 2000                                 Year Ended September 30,
                                                             -----------------------------------------------------------------------
                                                (Unaudited)        1999          1998           1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00         1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                 .014         .024          .029          .029           .029          .033

Distributions:

Dividends from
   investment income--net                             (.014)       (.024)        (.029)        (.029)         (.029)        (.033)

Net asset value, end of period                        1.00         1.00          1.00          1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      2.85(a)      2.44          2.89          2.93           2.94          3.35
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .65(a)       .63           .65           .65            .63           .45

Ratio of net investment income
   to average net assets                              2.84(a)      2.41          2.85          2.89           2.90          3.31

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                             .04(a)       .12           .20           .04            .03           .18
------------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period ($ x 1,000)                        213,085     174,600       183,078       181,930        190,027       232,932

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies

Dreyfus Connecticut Municipal Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Connecticut state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (" DSC" ), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments
represents    amortized    cost.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Under the terms of the custody agreement, the fund received net earnings credits of $1,701 during the period ended March 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $35,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $34,000 of the carryover expires in fiscal 2004 and $1,000 expires in fiscal 2007.

At March 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from October 1, 1999 through to March 31, 2000 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceeded an annual rate of .65 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $38,012 during the period ended March 31, 2000.

(b) Under the Shareholder Services Plan, the fund reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2000, the fund was charged $74,702 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2000, the fund was charged $24,780 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.

                                                             The Fund

                                                           For More Information

Dreyfus Connecticut Municipal Money Market Fund
200 Park Avenue
New York, NY 10166

  Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

  Custodian

The Bank of New York
100 Church Street
New York, NY 10286

  Transfer Agent &
  Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

  Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   101SA003